SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 6, 2006 (November 6, 2006)
BIOMIMETIC THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
389-A Nichol Mill Lane, Franklin, Tennessee 37067
(Address of principal executive offices)
(615) 844-1280
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Ex-99.1 Press Release dated November 6, 2006

Item 2.02. Results of Operations and Financial Condition
     On November 6, 2006, the Company issued a press release announcing its financial results for the three months and nine months ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be ‘‘filed’’ for purposes of Section 18 of the Securities and Exchange Act of 1934 (the ‘‘Exchange Act’’) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Number	Exhibit

99.1	Press Release dated November 6, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.

By:	/s/ Earl Douglas

Name:	Earl Douglas
Title:	General Counsel
Date: November 6, 2006